                                                                    EXHIBIT 10.4


                  FOURTH AMENDMENT AND LIMITED WAIVER, dated as of November 22, 2002 ("Waiver"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 15, 1999 (as amended and waived prior to the date hereof, the "Credit Agreement"), among J.L. FRENCH AUTOMOTIVE CASTINGS, INC., a Delaware corporation (the "US Borrower"), AUTOMOTIVE COMPONENTS INVESTMENTS LIMITED, a private limited company incorporated under the laws of England and Wales ("English Bidco"), JL FRENCH UK LIMITED (f/k/a MORRIS ASHBY LIMITED), a private limited company incorporated under the laws of England and Wales (in its capacity as the borrower of Pounds Sterling under the Credit Agreement, the "English Borrower" and in its capacity as the borrower of euro under the Credit Agreement, the "Euro Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), BANK OF AMERICA N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), J.P. MORGAN EUROPE LIMITED, as administrative agent for the English Lenders (in such capacity, the "English Agent") and as administrative agent for the Euro Lenders (in such capacity, the "Euro Agent"), and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, a New York banking corporation ("JPMorgan Chase Bank"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").



                              W I T N E S S E T H :


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have extended term loans and made available revolving credit commitments to the Borrowers on the terms set forth in the Credit Agreement;

                  WHEREAS, the US Borrower has requested that the Lenders waive compliance by the US Borrower with specific covenants set forth in subsection
7.14 of the Credit Agreement with respect to the Closing of the 2002 Term Facility and the US Tranche C Term Loans; and

                  WHEREAS, the Lenders have consented to a limited waiver but only on the terms and conditions contained herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.        AMENDMENT.

        2.1       Notice of Interest Payment under Senior Subordinated Notes.
Section 8 of the Credit Agreement is hereby amended by adding the following subsection 8.18:

                  "8.18 Notice of Subordinated Note Interest Payment. Make all or any part of the interest payment due on or about December 1, 2002 on the Senior Subordinated Notes unless the US Borrower gives the Administrative Agent at least three Business Days prior written notice of its intent to make all or part of such interest payment."

        2.2 Interest Payment on the Senior Subordinated Notes. Section 9 of the Credit Agreement is hereby amended by adding the following paragraph (n):

                           "(n) The US Borrower shall directly or indirectly pay
                  any or all of the interest due and payable on or about December 1, 2002 on the Senior Subordinated Notes and such payment is made prior to the date on which the US Borrower has received at least $172,000,000 of Net Cash Proceeds from the 2002 Term Facility and the US Tranche C Term Loans;"

SECTION 3. LIMITED WAIVER. Compliance with subsection 7.14 of the Credit Agreement with respect to the closing of the 2002 Term Facility and the US Tranche C Term Loans is hereby waived through December 20, 2002, provided that if the Administrative Agent shall receive notice in accordance with subsection
8.18 of the Credit Agreement that the US Borrower intends to make any interest payment under the Subordinated Note Indenture prior to December 20, 2002, such waiver shall be deemed ineffective as of the date such notice is given if, on or prior to such date, the US Borrower has not received at least $172,000,000 of Net Cash Proceeds from the 2002 Term Facility and the US Tranche C Term Loans.

SECTION 4.        MISCELLANEOUS.

        4.1 Conditions to Effectiveness. This Waiver shall become effective on the date (the "Waiver Effective Date") on which the following conditions are satisfied (or waived):

                  (a) the Administrative Agent shall have received this Waiver, executed and delivered by a duly authorized officer of each of the US Borrower, English Bidco, the English Borrower, the Euro Borrower and the Required Lenders; and

                  (b) the Administrative Agent and the Lenders shall have received all fees required to be paid and expenses required to be paid as of the Waiver Effective Date, including unpaid invoiced legal fees of counsel to the Administrative Agent and the Lenders;

        4.2 Representation and Warranties. After giving effect to the amendments and waiver contained herein, on the Waiver Effective Date, each of the US Borrower, English Bidco, the English Borrower and the Euro Borrower hereby confirms that the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects; provided that each reference in such Section 5 to "this Agreement" shall be deemed to include this Waiver and the Credit Agreement, as amended and waived by this Waiver.

        4.3    Continuing Effect; No Other Waivers or Amendments. This
Waiver shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

        4.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Waiver Effective Date after giving effect to this Waiver.

        4.5 Counterparts. This Waiver may be executed in any number of separate counterparts by the parties hereto (including by telecopy), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

        4.6 Payment of Fees and Expenses. The US Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  4.7 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.




            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                     BORROWERS

                                     J.L. FRENCH AUTOMOTIVE CASTINGS, INC.,
                                     as US Borrower

                                     By:  ________________________________
                                         Name:
                                         Title:

                                     AUTOMOTIVE COMPONENTS INVESTMENTS LIMITED, as English Bidco

                                     By:  ________________________________
                                         Name:
                                         Title:

                                     JL FRENCH UK LIMITED, as English Borrower and Euro Borrower

                                     By:  ________________________________
                                         Name:
                                         Title:


                                     AGENTS

                                     JPMORGAN CHASE BANK, as Administrative
                                     Agent and Collateral Agent and as a Lender

                                      By:  ________________________________
                                          Name:
                                          Title:

                                      J.P. MORGAN EUROPE LIMITED, as English
                                      Agent and Euro Agent

                                      By:  ________________________________
                                          Name:
                                          Title:



                                      BANK OF AMERICA N.A., as Syndication Agent and as a Lender

                                      By:  ________________________________
                                          Name:
                                          Title:



                                      J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
                                      WAIVER DATED AS OF NOVEMBER 22, 2002


                                      _____________________________________
                                                        [LENDER]


                                      By:  ________________________________
                                          Name:
                                          Title: